Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Kenneth B. Liebscher, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	the annual report on Form 10-K of Lucky Boy Silver Corp. for the year ended May 31, 2010, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Lucky Boy Silver Corp.

Date: September 14, 2010

/s/ Kenneth B. Liebscher
Kenneth B. Liebscher President, Chief Executive Officer and Director (Principal Executive Officer)